Related Party Agreements	12 Months Ended
Sep. 30, 2018
Related Party Transactions [Abstract]
Related Party Agreements

2. Related Party Agreements.

The Company provides FRP Holdings, Inc. (FRP) certain services including the services of certain shared executive officers. A written agreement exists outlining the terms of such services and the boards of the respective companies amended and extended this agreement for one year effective October 1, 2018.

The consolidated statements of income reflect charges and/or allocation to FRP Holdings, Inc. for these services of $1,441,000, $1,606,000, and $1,542,000 for fiscal 2018, 2017 and 2016, respectively. Included in the charges above are amounts recognized for corporate executive stock-based compensation expense. These charges are reflected as a reduction to corporate expenses.

We employ an allocation method to allocate said expenses and thus we believe that the allocations to FRP are a reasonable approximation of the costs related to FRP’s operations but any such related-party transactions cannot be presumed to be carried out on an arm’s-length basis.

Patriot provided information technology services and previously subleased office space to Bluegrass Materials Company, LLC (“Bluegrass”). Mr. John Baker, brother of Edward L. Baker and uncle of Thompson S. Baker II, serves as Chairman of Bluegrass, and his son, Edward L. Baker II, serves as its Chief Executive Officer. Messrs. John Baker and Edward L. Baker II have a beneficial ownership interest in Bluegrass. Bluegrass paid $16,000 and $599,000 to the Company for fiscal 2017 and 2016, respectively, for such information technology services and office space. The services to Bluegrass ceased on December 31, 2016. Patriot paid $7,000 to Bluegrass for information technology services for fiscal 2017.